UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
Securities Exchange Act of 1934

Date of report (earliest event reported): June 8, 2005

TAUBMAN CENTERS, INC.

(Exact name of registrant as specified in its charter)

Michigan (State of other jurisdiction of incorporation)	1-11530 (Commission File Number)	38-2033632 (I.R.S. Employer Identification No.)

200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan (Address of principal executive office)	48303-0200 (Zip Code)

Registrant’s telephone number, including area code: (248) 258-6800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Restated Articles of Incorporation
Opinion of Honigman Miller Schwartz and Cohn LLP
Opinion of Honigman Miller Schwartz and Cohn LLP
Notice of Redemption

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 8, 2005, Taubman Centers, Inc. (the “Company”) and its subsidiary, The Taubman Realty Group Limited Partnership (“TRG”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wachovia Capital Markets, LLC, as Representative of the several underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell up to 3,680,000 shares of its 7.625% Series H Cumulative Redeemable Preferred Stock (the “Series H Preferred Stock”) in an underwritten public offering (the “Offering”), which includes an over-allotment option for up to 480,000 shares of the Series H Preferred Stock. The closing of the Offering is expected to occur on July 1, 2005. The Company estimates the net proceeds of the Offering, after deducting underwriting fees and commissions and expenses payable by the Company, but assuming no exercise of the over-allotment option by the underwriters, will be approximately $77.2 million. On June 9, 2005, the Underwriters exercised their over-allotment option for 280,000 shares of the Series H Preferred Stock. The Company will use the total net proceeds of the Offering to redeem 3,480,000 shares of its outstanding 8.30% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”), as more fully described below. The foregoing description is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this report.

     On June 10, 2005, the Company issued a Notice of Redemption (the “Redemption Notice”) to the holders of the Series A Preferred Stock, notifying such holders that the Company will redeem 3,480,000 of the Series A Preferred Stock on July 1, 2005, for an aggregate cash redemption price of $87,000,000, plus accrued and unpaid distributions. A copy of the Redemption Notice is filed as Exhibit 10.1 to this report.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See the discussion in Item 1.01 above with respect to the Redemption Notice.

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     In connection with the Offering described in Item 1.01 above, the Company has filed a Certificate of Amendment to the Company’s Articles of Incorporation with the State of Michigan, which will be effective upon filing. The Certificate of Amendment classifies 3,480,000 of the Company’s authorized but unissued shares of preferred stock as 7.625% Series H Cumulative Redeemable Preferred Stock (the “Series H Preferred Stock”).

     The Series H Preferred Stock pays cumulative cash dividends from the date of original issuance at a rate of 7.625% per year of the $25.00 liquidation preference, or $1.90625 per share each year. Dividends are payable quarterly in arrears on or about the last day of March, June, September and December of each year, beginning on September 1, 2005.

     The Series H Preferred Stock is not redeemable prior to July 1, 2010. On or after July 1, 2010, the Company will be able to redeem the Series H Preferred Stock for cash, in whole or in part, at any time and from time to time, for a cash redemption price of $25.00 per share, plus all accrued and unpaid dividends to the redemption date. The Series H Preferred Stock has no stated maturity, will not be subject to any sinking fund or mandatory redemption and will not be convertible or exchangeable for any other property or securities. Holders of the Series H Preferred Stock will generally have no voting rights but will have limited voting rights if the Company fails to pay dividends for six or more quarters (whether or not consecutive) and in certain other events.

     The Series H Preferred Stock ranks (a) junior to any other series of preferred stock established by the Company in the future, the terms of which specifically provide that such series ranks prior to the Series H Preferred Stock as to the payment of dividends and distributions of assets upon liquidation, winding up or dissolution, (b) on a parity with the Company’s 8.30% Series A Cumulative Redeemable Preferred Stock, 8.20% Series F Cumulative Redeemable Preferred Stock, 8% Series G Cumulative Redeemable Preferred Stock and any other series of preferred stock established by the Company in the future, the terms of which specifically provide that such series ranks on a parity with the Series H Preferred Stock as to the payment of dividends and distributions of assets upon liquidation, winding up or dissolution, and (c) prior to the Company’s common stock, Series B Non-Participating Convertible Preferred Stock and any other class or series of capital stock established by the Company in the future, the terms of which specifically provide that such class or series of capital stock shall rank junior to the Series H Preferred Stock as to the payment of dividends and distribution of assets upon liquidation, winding up or dissolution.

     A copy of the Company’s Restated Articles of Incorporation, as amended, which includes the terms of the Series H Preferred Stock, is being filed as Exhibit 3.1 to this report.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     The following Exhibits are filed with this report:

Exhibit
Number	Description
1.1	Underwriting Agreement, dated June 8, 2005, between Taubman Centers, Inc., The Taubman Realty Group Limited Partnership and Wachovia Capital Markets, LLC, as Representative of the several underwriters named therein.

3.1	Restated Articles of Incorporation, as amended as of June 10, 2005.

5.1	Opinion of Honigman Miller Schwartz and Cohn LLP with respect to the Series H Preferred Stock

8.1	Opinion of Honigman Miller Schwartz and Cohn LLP with respect to certain tax matters

10.1	Notice of Redemption issued to holders of 8.30% Series A Cumulative Redeemable Preferred Stock of Taubman Centers, Inc. dated June 10, 2005

23.1	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibits 5.1 and 8.1)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2005	TAUBMAN CENTERS, INC.

	By:	/s/ Steven Eder

Steven E. Eder
Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated June 8, 2005, between Taubman Centers, Inc., The Taubman Realty Group Limited Partnership and Wachovia Capital Markets, LLC, as Representative of the several underwriters named therein.

3.1	Restated Articles of Incorporation, as amended as of June 10, 2005.

5.1	Opinion of Honigman Miller Schwartz and Cohn LLP with respect to the Series H Preferred Stock

8.1	Opinion of Honigman Miller Schwartz and Cohn LLP with respect to certain tax matters

10.1	Notice of Redemption issued to holders of 8.30% Series A Cumulative Redeemable Preferred Stock of Taubman Centers, Inc., dated June 10, 2005

23.1	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibits 5.1 and 8.1)

5